                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 June 14, 2007
               Date of Report (Date of earliest event reported)

                        Graybar Electric Company, Inc.
            (Exact name of registrant as specified in its charter)

          New York                    000-00255                 13-0794380
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)

      34 North Meramec Avenue, St. Louis, MO              63105
     (Address of Principal Executive Offices)           (Zip Code)

    Registrant's Telephone Number, including area code    314-573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2007, the Board of Directors of Graybar Electric Company, Inc. have amended Sections 1, 2 and 3 of Article V of the Company's By-Laws to permit the issuance of the common stock of the Company in uncertificated form and to make certain additional conforming changes.

Item 9.01  Financial Statements and Exhibits.

(d)        Exhibits.

(3)(ii)    By-Laws of Graybar Electric Company, Inc., as amended as of June 14,
           2007.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Graybar Electric Company, Inc.

Date:  June 14, 2007                        /s/ T. F. Dowd
       -----------------------------        ----------------------------------
                                                       (Signature)

                                            T. F. Dowd
                                            ----------------------------------
                                                (Name of signing officer)

                                            Vice President, Secretary and
                                            ----------------------------------
                                            General Counsel
                                            ----------------------------------
                                                          (Title)